SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)	12 Months Ended
Dec. 31, 2021
Quarterly Financial Information Disclosure [Abstract]
SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)	SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

	2021				2020
In millions of dollars, except per share amounts	Fourth	Third	Second	First	Fourth	Third	Second	First
Revenues, net of interest expense(1)(2)	$17,017	$17,447	$17,753	$19,667	$16,832	$17,677	$20,036	$20,956
Operating expenses(1)(3)	13,532	11,777	11,471	11,413	11,437	11,339	10,730	10,868
Provisions (release) for credit losses and for benefits and claims	(465)	(192)	(1,066)	(2,055)	(46)	2,384	8,197	6,960
Income from continuing operations before income taxes	$3,950	$5,862	$7,348	$10,309	$5,441	$3,954	$1,109	$3,128
Income taxes(4)	771	1,193	1,155	2,332	1,116	777	52	580
Income from continuing operations	$3,179	$4,669	$6,193	$7,977	$4,325	$3,177	$1,057	$2,548
Income (loss) from discontinued operations, net of taxes	—	(1)	10	(2)	6	(7)	(1)	(18)
Net income before attribution of noncontrolling interests	$3,179	$4,668	$6,203	$7,975	$4,331	$3,170	$1,056	$2,530
Noncontrolling interests	6	24	10	33	22	24	—	(6)
Citigroup’s net income	$3,173	$4,644	$6,193	$7,942	$4,309	$3,146	$1,056	$2,536
Earnings per share(5)
Basic
Income from continuing operations	$1.47	$2.17	$2.86	$3.64	$1.93	$1.37	$0.38	$1.07
Net income	1.47	2.17	2.87	3.64	1.93	1.37	0.38	1.06
Diluted
Income from continuing operations	1.46	2.15	2.84	3.62	1.92	1.36	0.38	1.06
Net income	1.46	2.15	2.85	3.62	1.92	1.36	0.38	1.06

This Note to the Consolidated Financial Statements is unaudited due to the Company’s individual quarterly results not being subject to an audit.
(1)     During the fourth quarter of 2021, Citi reclassified deposit insurance expenses from Interest expense to Other operating expenses for all periods presented. Amounts reclassified for each quarter were $295 million for 4Q21, $293 million for 3Q21, $279 million for 2Q21, $340 million for 1Q21, $333 million for 4Q20, $375 million for 3Q20, $270 million for 2Q20 and $225 million for 1Q20. See Note 1 for additional information.
(2)    The third quarter of 2021 includes an approximate $700 million loss on sale (approximately $600 million after-tax) related to Citi’s agreement to sell its consumer banking business in Australia.
(3)    The fourth quarter of 2021 includes an approximate $1.052 billion charge (approximately $792 million after-tax) in connection with the voluntary early retirement plan (VERP) related to the announced wind-down of Citi’s consumer banking business in Korea.
(4)    The second quarter of 2021 includes an approximate $450 million benefit in tax rate from a reduction in Citi’s valuation allowance related to its deferred tax assets (DTAs).
(5)    Certain securities were excluded from the second quarter of 2020 diluted EPS calculation because they were anti-dilutive. Year-to-date EPS will not equal the sum of the individual quarters because the year-to-date EPS calculation is a separate calculation, which uses an averaging of shares across each quarter. In addition, due to averaging of shares, quarterly earnings per share may not sum to the totals reported for the full year.